---------------------
CUSIP No.  0007496121                   13D
---------------------
                                                                     Exhibit 7.1
                                JOINT FILING AGREEMENT

     The undersigned acknowledge and agree that the foregoing Amendment No. 1 to
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments thereto may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments and for the completeness and accuracy of the information concerning such person contained herein, but shall not be responsible for the completeness and accuracy concerning the other signatories, except to the extent that such person knows or has reason to believe that such information is inaccurate.

Dated: October 28, 1998
                                             /s/   Arnie Geller
                                        ----------------------------------------
                                                   Arnie Geller


                                             /s/   G. Michael Harris
                                        ----------------------------------------
                                                   G. Michael Harris


                                        WESTGATE ENTERTAINMENT CORP.


                                        By:   /s/   John A. Joslyn
                                           -------------------------------------
                                                    John A. Joslyn, President


                                             /s/   Anne A. Hill
                                        ----------------------------------------
                                                   Anne A. Hill


                                             /s/   Shirley A. Hill
                                        ----------------------------------------
                                                   Shirley A. Hill


                                             /s/   James A. Hill
                                        ----------------------------------------
                                                   James A. Hill


                                             /s/   D. Michael Harris
                                        ----------------------------------------
                                                   D. Michael Harris